UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 8, 2017

BENCHMARK ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-10560 (Commission File Number)	74-2211011 (I.R.S. Employer Identification No.)

3000 Technology Drive, Angleton, Texas  77515

(Address of principal executive offices)  (Zip code)

Registrant’s telephone number, including area code:  (979) 849-6550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

On February 8, 2017, we issued a press release announcing our results of operations for the quarter and fiscal year ended December 31, 2016 and held an earnings conference call. Copies of the press release and presentation slides used in connection with the conference call are attached as Exhibit 99.1 and Exhibit 99.2 to this report and are hereby incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

                (d)  Exhibits

Exhibit 99.1     Press release

Exhibit 99.2     Presentation slides

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENCHMARK ELECTRONICS, INC.

Dated: February 8, 2017	By: /s/ Donald F. Adam
Donald F. Adam
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release
99.2	Presentation slides